SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS International Growth Fund
DWS International Growth VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.
Sebastian P. Werner, PhD, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Julia A. Merz, PhD, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
The following information replaces the existing similar disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of the fund’s prospectuses.
Sebastian P. Werner, PhD, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined DWS in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.
■	Portfolio Manager for Global and US Growth Equities: New York.
■	MBA in International Management from the Thunderbird School of Global Management; Master’s Degree (“Diplom-Kaufmann”) and PhD in Finance (“Dr.rer.pol.”) from the European Business School, Oestrich-Winkel.
Julia A. Merz, PhD, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
■	Joined DWS in 2015; previously, she served as an analyst for consumer discretionary for DWS in Frankfurt.
■	Portfolio Manager and Research Analyst for Global and US Growth Equities: New York.
■	Master’s Degree (“Diplom-Kauffrau”) in Business Administration and Japanese Studies from University of Mannheim; PhD in Public Finance and Taxation (“Dr.rer.pol.”) from University of Cologne.
Please Retain This Supplement for Future Reference
October 9, 2019
PROSTKR-101